Intangible Assets - Summary of Finite-Lived Intangible Assets Net Amortization Expense (Detail)	Dec. 31, 2020 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 2,710,490
2022	2,190,685
2023	1,275,099
2024	570,223
2025	1,125
Total	$ 6,747,622